SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date  of  report  (Date  of  earliest  event  reported):  April  29,  2004


                            The Leather Factory, Inc.
     (Exact  Name  of  Registrant  as  Specified  in  Its  Charter)


                                    Delaware
     (State  or  Other  Jurisdiction  of  Incorporation)


        1-12368                              75-2543540
(Commission  File  Number)     (IRS  Employer  Identification  Number)


  3847  East  Loop  820  South,  Fort  Worth,  Texas          76119
     (Address  of  Principal  Executive  Offices)          (Zip  Code)


                                  (817) 496-4414
              (Registrant's Telephone Number, Including Area Code)


  _____________________________________________________________________________
     (Former  Name  or  Former  Address,  if  Changed  Since  Last  Report)

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

     (c)     Exhibits.

     99.1  Press release dated April 29, 2004 furnished pursuant to Item 12.

ITEM  12.  RESULTS  OF  OPERATIONS  AND  FINANCIAL  CONDITION

     The Registrant is furnishing the press release attached as Exhibit 99.1 announcing the Registrant's first quarter 2004 financial results. This press release was issued on April 29, 2004.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE  LEATHER  FACTORY,  INC.

Date:  April  29,  2004             BY:  /s/  Wray  Thompson
                                    Wray  Thompson,  Chairman  of  the  Board
                                         and  Chief  Executive  Officer

                                                                  EXHIBIT  99.1


        FOR IMMEDIATE RELEASE                              APRIL 29, 2004


              THE LEATHER FACTORY REPORTS 1ST QUARTER 2004 RESULTS
                      NET INCOME UP 25% ON RECORD REVENUES

FORT WORTH, TEXAS - The Leather Factory, Inc. (AMEX: TLF) today reported financial results for the first quarter of 2004. Net income for the quarter ended March 31, 2004 was $971,000, a 25% increase from $775,000 for the first quarter of 2003. Fully-diluted earnings per share for the quarter increased to $0.09 from $0.07 in the first quarter of last year. Total sales for the first quarter were $12.2 million, up 15% from $10.6 million in the same quarter last year.

 Tandy Leather sales increased $1.3 million in the first quarter, a 70% improvement over last year's first quarter. Twenty-nine stores comprised the Tandy Leather operations on March 31, 2004, compared to nineteen retail stores a year ago. Three new stores opened in the first quarter of 2004. First quarter sales for the Leather Factory wholesale centers increased $242,000 or 3% over the same quarter last year, in line with anticipated growth of 2-4% annually. Roberts, Cushman's first quarter sales increased $77,000 or 15% over the same period a year ago.

Consolidated gross profit margins for the quarter improved to 55.2% compared to 53.5% a year ago. Operating expenses rose $748,000, less than 0.5% of sales. Increases in advertising and marketing initiatives plus expenses (rent, personnel, etc.) associated with the new Tandy Leather stores contributed to the additional costs.

Wray Thompson, Chairman and Chief Executive Officer, commented, "All three operating segments produced positive results in the first quarter. We were on target with our goal of rapid profitability for new Tandy Leather stores, as two of the three new stores that were opened this quarter recorded profits in March. We made some modest progress in improving our operating margins and will continue those efforts with the goal of improving operating leverage as we continue Tandy Leather's expansion."

The Leather Factory, Inc., (http://www.leatherfactory.com), headquartered in Fort Worth, Texas, is a specialty retailer and wholesale distributor of a broad product line including leather, leatherworking tools, buckles and adornments for belts, leather dyes and finishes, saddle and tack hardware, and do-it-yourself kits. It also manufactures and distributes decorative hat trims, leather lacing and kits. The Company distributes its products as The Leather Factory through its wholesale centers and as Tandy Leather Company through its retail stores (http://www.tandyleather.com). Its common stock trades on the American Stock Exchange with the symbol "TLF".


Contact:Wray Thompson,CEO, The Leather Factory, Inc           (817) 496-4414
        Shannon Greene,CFO, The Leather Factory, Inc sgreene@leatherfactory.com

This news release may contain forward-looking statements. All forward-looking statements made here or in other news releases issued by The Leather Factory, Inc. (TLF) are based on current expectations as of the date of the release. These forward-looking statements involve risks and uncertainties that could cause the results of The Leather Factory, Inc. to differ materially from management's current expectations. Many of these risks and uncertainties are detailed from time to time in TLF's reports filed with the Securities and Exchange Commission, including its most recent annual report on Form 10-K and the most recent quarterly report on Form 10-Q. Investors are reminded that past performance may not be predictive of future results.

                            THE LEATHER FACTORY, INC.
                        CONSOLIDATED STATEMENTS OF INCOME
                                   (UNAUDITED)
               FOR THE THREE MONTHS ENDED MARCH 31, 2004 AND 2003

                                                 Three Months

                                               2004         2003
                                            -----------  -----------
NET SALES                                   $12,180,877  $10,560,085
COST OF SALES                                 5,455,964    4,914,581
                                            -----------  -----------
Gross Profit                                  6,724,913    5,645,504

OPERATING EXPENSES                            5,277,778    4,529,832
                                            -----------  -----------
INCOME FROM OPERATIONS                        1,447,135    1,115,672

Interest expense                                 13,638       63,352
Other, net                                        1,737      (30,818)
                                            -----------  -----------
   Total other expense                           15,375       32,534
                                            -----------  -----------
INCOME BEFORE INCOME TAXES                    1,431,760    1,083,138
PROVISION FOR INCOME TAXES                      460,794      308,620
                                            -----------  -----------
NET INCOME                                     $970,966     $774,518
                                            ===========  ===========
NET INCOME PER COMMON SHARE - BASIC               $0.09        $0.08
                                            ===========  ===========
NET INCOME PER COMMON SHARE-DILUTED               $0.09        $0.07
                                            ===========  ===========

WEIGHTED AVG NUMBER OF SHARES OUTSTANDING:
Basic                                       10,506,995    10,177,433
Diluted                                     11,011,122    10,793,464


                            THE LEATHER FACTORY, INC.
                           CONSOLIDATED BALANCE SHEETS
                                   (UNAUDITED)

                                                               3/31/04       12/31/03
                                                             -----------  ------------
Cash                                                          $1,678,607    $1,728,344
Accounts receivable, net of allowance for doubtful accounts    3,055,545     1,828,738
Inventory                                                     11,392,312    11,079,893
Prepaid income taxes                                                -          206,023
Deferred income taxes                                            161,674       134,312
Other current assets                                           1,054,036       702,236
                                                             -----------  ------------
TOTAL CURRENT ASSETS                                          17,342,174    15,679,546
                                                             -----------  ------------
Property and equipment, net                                    1,904,646     1,905,893
Goodwill and other intangibles, net                            1,170,587     1,136,784
Other assets                                                     322,107       336,183
                                                             -----------  ------------
                                                             $20,739,514   $19,058,406
                                                             ===========   ===========

Accounts payable                                              $2,355,092    $1,545,079
Accrued expenses and other liabilities                         1,113,237     1,000,427
Income taxes payable                                             229,631          -
Notes payable and current maturities of long-term debt              -            1,134
                                                             -----------   -----------
TOTAL CURRENT LIABILITIES                                      3,697,960     2,546,640
                                                             -----------   -----------
Deferred income taxes                                            216,877       209,289
Notes payable and long-term debt, net of current maturities    1,267,984     1,792,984
                                                             -----------   -----------
Total Liabilities                                              5,182,821     4,548,913

Common stock                                                      25,261        25,171
Paid-in capital                                                4,755,208     4,673,158
Retained earnings                                             10,775,685     9,804,719
Notes receivable secured by common stock                         (15,000)      (20,000)
Accumulated other comprehensive loss                              15,539        26,445
                                                             -----------   -----------
Total Stockholders' Equity                                    15,556,693    14,509,493
                                                             -----------   -----------
                                                             $20,739,514   $19,058,406
                                                             ===========   ===========